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                                                                      EXHIBIT 21



Subsidiaries of Promus Hotel Corporation

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                                                                      EXHIBIT 21


                    SUBSIDIARIES OF PROMUS HOTEL CORPORATION

                                                      STATE OR OTHER JURISDICTION OF
                   NAME                               INCORPORATION OR ORGANIZATION
                   ----                               ------------------------------
1.       Promus Operating Company, Inc.                           Delaware
2.       Promus Hotels, Inc.                                      Delaware
3.       Buckleigh, Inc.                                          Delaware
4.       Compass, Inc.                                            Tennessee
5.       EJP Corporation                                          Delaware
6.       Suite Life, Inc.                                         Delaware
7.       Embassy Development Corporation                          Delaware
8.       Embassy Equity Development Corporation                   Delaware
9.       Embassy Syracuse Development Corporation                 Delaware
10.      Southfield Hotel Management, Inc.                        Florida
11.      Embassy Memphis Corporation                              Tennessee
12.      Embassy Pacific Equity Corporation                       Delaware
13.      Embassy Suites Club No. 1, Inc.                          Kansas
14.      Embassy Suites Club No. Two, Inc.                        Texas
15.      Embassy Suites Club No. Three, Inc.                      Louisiana
16.      Embassy Suites (Isla Verde), Inc.                        Delaware
17.      Embassy Suites (Puerto Rico), Inc.                       Delaware
18.      Embassy Vacation Resorts, Inc.                           Delaware
19.      Epam Corporation                                         Delaware
20.      ESI Mortgage Development Corporation                     Delaware
21.      ESI Mortgage Development Corporation II                  Delaware
22.      Hampton Inns, Inc.                                       Delaware
23.      GOL Texas, Inc.                                          Texas
24.      Pacific Hotels, Inc.                                     Tennessee
25.      ATM Hotels Pty. Limited                                  Australia
26.      Promus Hospitality Corporation                           Delaware
27.      Promus Hotel Services, Inc.                              Delaware
28.      Promus Hotels Florida, Inc.                              Delaware
29.      Promus Hotels Minneapolis, Inc.                          Delaware
30.      Promus BPC Corporation                                   Delaware
31.      Promus/Kingston Development Corporation                  Delaware
32.      Ziwa Insurance, Inc.                                     Vermont
33.      Doubletree Corporation                                   Delaware
34.      Harrison Conference Associates, Inc.                     Delaware
35.      TARSA, Inc.                                              New York
36.      HARSA, Inc.                                              Delaware
37.      Harrison Conference Services, Inc.                       New York
38.      Aloma, Inc.                                              Delaware
39.      Harrison Conference Center of Glen Cove, Inc.            New York
40.      Harrison Conference Center of Heritage Village, Inc.     Connecticut
41.      Harrison Conference Center of Lake Bluff, Inc.           Illinois
42.      Harrison Conference Food Services of New Jersey, Inc.    New Jersey
43.      Harrison Conference Services of Boston, Inc.             Massachusetts
44.      Harrison Conference Services of Connecticut, Inc.        Connecticut
45.      Harrison Conference Services of Florida, Inc.            Florida
46.      Harrison Conference Services of Illinois, Inc.           Illinois
47.      Harrison Conference Services of Massachusetts, Inc.      Massachusetts
48.      Harrison Conference Services of Princeton, Inc.          New Jersey
49.      Harrison Conference Services of North Carolina, Inc.     North Carolina





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
                                                      STATE OR OTHER JURISDICTION OF
                   NAME                               INCORPORATION OR ORGANIZATION
                   ----                               ------------------------------
50.      Harrison Conference Services of Wellesley, Inc.          Massachusetts
51.      Red Lion Hotels, Inc.                                    Delaware
52.      Red Lion Hotel Systems, Inc.                             Arizona
53.      Red Lion Properties, Inc.                                Delaware
54.      Bakersfield Red Lion Motor Inn                           California
55.      Fess Parker-Red Lion Hotel                               California
56.      Glendale Red Lion Hotel                                  California
57.      Ontario-Red Lion Motor Inn                               California
58.      Red Lion La Posada                                       Arizona
59.      Red Lion Orange County Partners, L.P.                    California
60.      Red Lion/Riverfront, L.L.C.                              Delaware
61.      Santa Barbara Red Lion Hotel                             California
62.      Village Motor Inn                                        Montana
63.      VRLB, Inc.                                               Montana
64.      Betty MacWilliam & Company                               Texas
65.      Boise-Red Lion/Downtowner, Inc.                          Idaho
66,      SALC, Inc.                                               Texas
67.      RFS, Inc.                                                Tennessee
68.      RFS Leasing, Inc.                                        Tennessee
69.      DDP Partners, L.P.                                       Tennessee
70.      Devonshire Associates, L.P.                              Tennessee
71.      Highland Plaza Partners, L.P.                            Tennessee
72.      SF Partners, L.P.                                        Tennessee
73.      Shelby Distribution Partners, L. P.                      Tennessee
74.      Candlewood Hotel Company, Inc.                           Delaware
75.      Doubletree Hotels Corporation                            Arizona
76.      Thayer Hotel Investors II, L.P.                          Delaware
77.      Thayer Hotel Investments L.P.                            Delaware
78.      THI Metairie, L.P.                                       Delaware
79.      THI Oceanfront, L.P.                                     Delaware
80.      THI Plantation, L.P.                                     Delaware
81.      THI Rockville, L.P.                                      Delaware
82.      THI Skokie, L.P.                                         Delaware
83.      THI Somerset, L.P.                                       Delaware
84.      INNCO Corporation                                        Arizona
85.      Doubletree of Phoenix, Inc.                              Delaware
86.      DT Management, Inc.                                      Arizona
87.      Arizona DTM Florida, Inc.                                Florida
88.      Arizona DTM Pasadena, Inc.                               California
89.      DTM Antlers, Inc.                                        Arizona
90.      DTM Burlingame, Inc.                                     Arizona
91.      DTM Cambridge, Inc.                                      Massachusetts
92.      DTM Palm Springs, Inc.                                   Arizona
93.      DTM Maryland, Inc.                                       Arizona
94.      Praedium II Largo Associates, L.L.C.                     Maryland
95.      Praedium II San Antonio, L.P.                            Texas
96.      DTM Walnut Creek, Inc.                                   Arizona
97.      DTM Coconut Grove, Inc.                                  Arizona
98.      DTM Nashville, Inc.                                      Arizona
99.      DTM Salt Lake City, Inc.                                 Utah
100.     DTM Santa Clara, Inc.                                    Arizona
101.     DTM Tampa, Inc.                                          Florida
102.     DTM Largo, Inc.                                          Arizona

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
                                                      STATE OR OTHER JURISDICTION OF
                   NAME                               INCORPORATION OR ORGANIZATION
                   ----                               ------------------------------
103.     DTM Ventura, Inc.                                        Arizona
104.     DTM St. Louis, Inc.                                      Arizona
105.     DTM Oklahoma, Inc.                                       Arizona
106.     Tucson Hotel Equity Limited Partnership                  Arizona
107.     DTM Tulsa, Inc.                                          Arizona
108.     DTR Limited Partnership                                  Arizona
109.     Hotel Equities Co.                                       Arizona
110.     Custom House Hotel, L.P.                                 Missouri
111.     Doubletree, Inc. of California                           Arizona
112.     Corporate Associates-Boise Limited Partnership           Arizona
113.     Hotel Properties-Boise                                   Arizona
114.     Boise Beverage Corporation                               Idaho
115.     Arlington Hotel Co.                                      Arizona
116.     RW Motels, Ltd.                                          Texas
117.     Hotel Properties-Newport                                 Arizona
118.     Hutton Centre Hotel Associates                           California
119.     Doubletree Hotel Systems, Inc.                           Arizona
120.     Compris Hotel Corporation                                Delaware
121.     DTR RFS Lessee, Inc.                                     California
122.     DT Real Estate, Inc.                                     Arizona
123.     TUK Inns, Inc.                                           Washington
124.     DT Investments, Inc.                                     Arizona
125.     Southcenter Motor Hotel, Ltd.                            Washington
126.     Compri Realty Corporation No. 1                          Arizona
127.     Doubletree Hotel Ventures, Inc.                          Arizona
128.     Louisville Club OPCO, L.L.C.                             Delaware
129.     Norwalk Club OPCO, L.L.C.                                Delaware
130.     DTR Cambridge, Inc.                                      Arizona
131.     DTR FCH Holdings, Inc.                                   Arizona
132.     FCH/DT Holdings, L.P.                                    Delaware
133.     FCH/DT Hotels L.L.C.                                     Delaware
134.     FCH/DT BWI Holdings, L.P.                                Delaware
135.     FCH/DT Leasing, L.L.C.                                   Delaware
136.     DTR TM Holdings, Inc.                                    Arizona
137.     Club Mack OPCO, L.L.C.                                   Nevada
138.     Houston Airport Doubletree, Inc.                         Texas
139.     Scottsdale Plaza Doubletree, Inc.                        Arizona
140.     DTR Sonoran Holding, Inc.                                Arizona
141.     DTM Atlanta/Legacy, Inc.                                 Arizona
142.     DTR Boston Heights, Inc.                                 Arizona
143.     DTR Houston, Inc.                                        Arizona
144.     DTR Independence, Inc.                                   Arizona
145.     DTR North Canton, Inc.                                   Arizona
146.     DTR PAH Holding, Inc.                                    Arizona
147.     PAH-DT Allen Partners, L.P.                              Delaware
148.     PAH-DT Chicago O'Hare Partners, L.P.                     Delaware
149.     PAH-DT Miami Airport Partners, L.P.                      Delaware
150.     PAH-DT Minneapolis Suites Partners, L.P.                 Delaware
151.     PAH-DT Park Place Partners, L.P.                         Delaware
152.     PAH-DT Tallahassee Partners, L.P.                        Delaware
153.     DTR San Antonio, Inc.                                    Arizona
154.     Doubletree de Mexico, S.A. de C.V.                       Mexico
155.     DTR West Montrose, Inc.                                  Arizona


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

                                                      STATE OR OTHER JURISDICTION OF
                   NAME                               INCORPORATION OR ORGANIZATION
                   ----                               ------------------------------
156.     Corporate Associates-Newport Limited Partnership         Arizona
157.     HOSCO Corporation                                        Arizona
158.     Samantha Hotel Corporation                               Delaware
159.     Doubletree Partners                                      Delaware
160.     Harbor Hotel Corporation                                 Delaware
161.     BHH Management Associates                                Massachusetts
162.     Guest Quarters Services Corporation                      Illinois



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